Exhibit 35 a)

Depositor: Structured Asset Securities Corporation
745 Seventh Avenue, 8th Floor
New York, NY 10019

Trustee: US Bank, N.A.
One Federal Street, 3rd Floor
Boston, MA 02110

Securities Administrator:

Subject:
Annual Officer's Certification
Fiscal Year: 2006
Securitization: BNC 2006-1
I, E. Todd Whittemore, the undersigned, a duly authorized officer of Aurora Loan Services LLC (the "Master
Servicer"), do certify the following for the Calendar Year 2006:
1. A review of the activities of the Master Servicer during the preceding calendar year (or portion thereof) and of its performance under the Agreement for such period has been made under my supervision.
2. To the best of my knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under the Agreement in all material aspects throughout 2006 (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, I have specifically identified to the Depositor, and the
Trustee each such failure known to me and the nature and status thereof, including the steps being taken by the
Master Servicer to remedy such default.
Certified by: AURORA LOAN SERVICES LLC
By: /s/ E. Todd Whittemore

Name: E. Todd Whittemore
Title: Executive Vice President

Exhibit 35 b)
AURORA LOAN SERVICES

Depositor: Structured Asset Securities Corporation
Attention: Mortgage Finance BNC 2006-1
745 7th Avenue, 7th Floor
New York, NY 10019

Master Servicer: Aurora Loan Services LLC
Chris Baker
327 Inverness Drive South
Englewood, CO 80112

Trustee: US Bank N.A.
Structured Finance BNC 2006-1
One Federal Street, Third Floor
Boston, Massachusetts 02110
Subject: Annual Officer's Certification
Fiscal Year: 2006
Investor Code: F75
Investor Name: BNC 2006-1
I, Terry Gentry, the undersigned, a duly authorized officer of Aurora Loan Services LLC (the "Servicer"), do certify the following for the Calendar Year 2006:
1. A review of the activities of the Servicer during the preceding calendar year (or portion thereof) and of its performance under the Agreement for such period has been made under my supervision.
2. To the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the
Agreement in all material aspects throughout 2006 (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, I have specifically identified to the Master Servicer, the
Depositor, and the Trustee each such failure known to me and the nature and status thereof, including the steps being taken by the Servicer to remedy such default.

Certified by: AURORA LOAN SERVICES LLC
By /s/ Terry L. Gentry
Name: Terry L. Gentry
Title: Managing Director

Exhibit 35 c)

[Option One Mortgage logo]

www.optiononemortgage.com

Annual Compliance Certificate

I, Teji Singh, the undersigned, the duly authorized Chief Servicing Officer of Option One Mortgage Corporation (as
"Servicer"), does hereby certify the following for the calendar year ending on December 31, 2006:

1. A review of the activities of the Servicer during the preceding calendar year (or portion thereof) and of its performance under the Servicing Agreement (as
defined in the cover letter) for such period has been made under my supervision.

2. To the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the
Servicing Agreement in all material respects
throughout such year (or applicable portion thereof), except as disclosed on Appendix A. attached.

Certified By:
/s/: Teji Singh
Name: Teji SIngh
Title: Chief Servicing Officer -- SVP
Date: March 15, 2007

[Option One Mortgage logo]

www.optiononemortgage.com

APPENDIX A

Criteria 1122(d)(1)(iv)
Option One's fidelity bond insurance was less than FNMA requirements by approximately $5.4 million on average during the first six months of the year, and during such six month period reached up to $8.6 million less than the
FNMA requirements. Upon discovery of the deficiency, Option One renewed the insurance policy on June 17, 2006 for coverage in excess of the FNMA requirements.

Exhibit 35 d)

[WELLS FARGO LOGO]
Wells Fargo Home Mortgage
One Home Campus
Des Moines, IA 50328-0001

Wells Fargo Bank, N.A.
Servicer Compliance Statement
1.
I, John B. Brown, Senior Vice President of Wells Fargo Bank, N.A. ("Wells Fargo") hereby state that a review of the activities of Wells Fargo during the calendar year 2006 and of Wells Fargo's performance under the servicing agreement(s) listed an the attached Exhibit A (the "Servicing Agreement(s)") has been made under my supervision.
2.
To the best of my knowledge, based on such review, Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout 2006.

/s/ John B. Brown
John B. Brown
Senior Vice President
Wells Fargo Bank, NA.

March 1, 2007
Wells Fargo Home Mortgage
is a division of Wells Fargo Bank, N.A.

EXHIBIT A

1. (LMT 2006-2) Reconstituted Servicing Agreement dated as of March 12006, between Wells Fargo Bank, NA., as
Servicer, and Lehman Brothers Holdings Inc., as Seller aid acknowledged by Aurora Loan Services LLC, as Master
Servicer, and LaSalle Bank National Association, as Trustee and Structured Asset Securities Corporation, a
Delaware special purpose corporation ("SASCO"), as Depositor
15. (SAIL 2006-2) Reconstituted Servicing Agreement (this "Agreement"), entered into us of the1stday of March,
2006, by and between Lehman Brothers Holdings, Inc.. a Delaware corporation ("LBH" or the "Seller"), and Wells
Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a
national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a
Delaware special purpose corporation ("SASCO"), as Depositor

2. (LMT 2006-4) Reconstituted Servicing Agreement dated as of July 1, 2006, between Wells Fargo Bank, NA., as
Servicer, Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Master Servicer, and
Citibank, NA., a national banking association, as trustee (the "Trustee"), as Trustee and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

3. (LMT 2006-5) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of August,
2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells
Fargo Bank, NA., a national banking association (the "Servicer), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") andHSBC Bank USA, National Association,
a national banking association, as trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

4. (LMT 2006-7) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of October,
2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells
Fargo Bank, NA.. a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora or "Master Servicer") and SBC Bank USA. National Association, a
national banking association, as trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

5. (LMT 2006-8) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of November.
2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells
Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services
LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bunk National Association, a
national banking association, us trustee ((ho "Trustee") and Structured Asset Securities Corporation, a Delaware
special purpose corporation ("SASCO"), as Depositor

6. (LXS 2006-1) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of January,
2006, by and between Lehman Brothers Holdings. Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells
Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and Citibank. NA., a national banking association as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation
("SASCO"), as Depositor

7. (LMT 2006-ION) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of June,
2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation (LBH" or the "Seller"), and WeIls
Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Sank National Association, a
national banking association, solely in its capacity as trustee and Structured Asset Securities Corporation, a
Delaware special purpose corporation ("SASCO"), as Depositor

8. (LXS 2006-I I) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of July, 2006, by and between Lehman Brothers Holdings. Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo
Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a
Delaware limited liability company ("Aurora" or "Master Servicer") and LaSalle Bank National Association, a
national banking association, as trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

9. (LXS 2006-13) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of August.
2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells
Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and Citibank, NA., a national banking association as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation
("SASCO"), as Depositor

10. (LXS 2006-15) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of
September, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan
Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and LaSalle Rank National
Association, a national banking association, as trustee and Structured Asset Securities Corporation, a Delaware
special purpose corporation ("SASCO"), as Depositor

11. (LXS 2006-17) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of October,
2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("IBM" or the "Seller"), and Wells
Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and Citibank, N.A., a national banking association us Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation
("SASCO"), as Depositor

12. (LXS 2006-19) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of
November, 2006. by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBK" or the "Seller"), and Wells Fargo Bank. NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan
Services LW, a Delaware limited liability company ("Aurora" or "Master Servicer") and LaSalle Sank National
Association, a national banking association, as trustee and Structured Asset Securities Corporation, a Delaware
special purpose corporation ("SASCO"), as Depositor

13. (LXS 2006-8) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of May,
2006, by and between Lehman Brothers Holdings. Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells
Fargo Bank, N.A., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services
LLC. a Delaware limited liability company ("Aurora" or "Master Servicer") and LaSalle Bank National Association,
a national banking association, as trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

14. (SAIL 2006-I) Reconstituted Servicing Agreement (this "Agreement"), entered into as or the1stday of January,
2006. by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells
Fargo Bank, NA., a national banking association (the "Servicer), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a
notional banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a
Delaware special purpose corporation ("SASCO"), as Depositor

16. (SAIL 2006-4) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of June,
2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells
Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a
national banking association, solely in its capacity as Trustee mid Structured Asset Securities Corporation, a
Delaware special purpose corporation (SASCO"), as Depositor

17. (SARM 2006-1) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of January,
2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells
Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC.
a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a
national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a
Delaware special purpose corporation ("SASCO"), as Depositor

18. (SAR2M 2006-2) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of
February, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Dank, N.A., a national banking association (the Servicer"), and acknowledged by Aurora Loan
Services LLC. a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National
Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities
Corporation, a De laware special purpose corporation ("SASCO") as Depositor

19. (SAR.M 2006-3) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of March,
2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells
Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a
national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a
Delaware special purpose corporation ("SASCO"), as Depositor

20. (SARM 2006-4) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of March,
2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells
Fargo Bank. NA., a national banking association (the "Servicer), and acknowledged by Aurora Loan Services LLC.
a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a
national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a
Delaware special purpose corporation ("SASCO"), as Depositor

21. (SARM 2006-5) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of May,
2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LDH" or the "Seller"), and Wells
Fargo Bank, NA., a national banking association ((lie "Servicer"), and acknowledged by Aurora Loan Services
LLC. a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a
national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a
Delaware special purpose corporation ("SASCO") as Depositor

22. (SARM 2006-6) Reconstituted Servicing Agreement (this "Agreement"), entered into us of the1stday of June,
2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBW" or the "Seller"), and Wells
Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National Association, a
national banking association, solely in its capacity as Trustee arid Structured Asset Securities Corporation, a
Delaware special purpose corporation ("SASCO"), as Depositor

23. (SARM 2006-7) Reconstituted Servicing Agreement (this "Agreement), entered into as oldie1stday of July,
2006, by and between Lehman Brothers Holdings, Inc.1 a Delaware corporation ("LBH" or the "Seller"), and Wells
Fargo Bank, NA., a national banking association ((lie "Servicer"), mid acknowledged by Aurora Loan Services
LLC, a Delaware limited liability company ("Aurora" or "Master Servicer) and U.S. Bank National Association, a
national banking association, solely in its capacity as Trustee and Structured Asset Securities Corporation, a
Delaware special purpose corporation ("SASCO"), as Depositor

24. (SARM 2006--8) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of
August, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan
Services LLC. a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National
Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

25. (SASCO 2006-3H) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday or
March, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and
Wells Fargo Bank, N.A., a national banking association (the "Servicer", and acknowledged by Aurora Loan
Services LLC a Delaware limited liability company ("Aurora" or "Master Servicer) and Citibank, N.A. a national banking association as Trustee and Structured Asset Securities Corporation, a Delaware special purpose corporation
("SASCO"), as Depositor

26. (SASCO 2006-BCI) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of
April, 2006, by and between Lehman Brothers Holdings. Inc., a Delaware corporation ("LBH" or the "Seller"), and
Wells Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan
Services LLC, a Delaware limited liability company ("Aurora" or Master Servicer) and U.S. Bank National
Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor
27. (SASCO 2006-GEL1) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of
January, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan
Services TIC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National
Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

28. (SASCO 2006-GEL2) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of
April, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBN" or the "Seller"), and
Wells Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan
Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National
Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

29. (SASCO 2006-GEL3) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of
July, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and
Wells Fargo flank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan
Services LLC. a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National
Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

30. (SASCO 2006-GEL4) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of
October, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation "LBH" or the "Seller"), and Wells Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan
Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National
Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

31. (SASCO 2006-RF1) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1st day of
February, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation ("Holdings"), Aurora Loan
Services LLC (the "Master Servicer") and WelIs Fargo Bank, NA., a national banking association (the Servicer")
and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

32. (SASCO 2006-RF2) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the Ia day of3uly, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation ("Holdings"), Aurora Loan
Services LLC (the "Master Servicer") and Wells Fargo Bank, NA., a national banking association (the "Servicer")
and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

33. (SASCO 2006-RF3 GROUP I) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of October, 2006, by and among Lehman Brothers Hold ings Inc., a Delaware Corporation ("Holdings"),
Aurora Loan Services LLC (the "Master Servicer") and Wells Fargo Bank, NA., a national banking association (the
"Servicer") and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as
Depositor

34. (SASCO 2006-RF3 GROUP II) Reconstituted Servicing Agreement (this Agreement"), entered into as of the1stday of October1 2006, by and between Lehman Brothers Holdings. Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by
Aurora Loan Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer) and U.S. Bank
National Association, a national bunking association, solely in its capacity" asTrustee and Structured Asset
Securities Corporation, a Delaware special purpose corporation ("SASCO"), asDepositor

35. (SASCO 2006-RF4) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of
November, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation ("Holdings"), Aurora Loan
Services LLC (the "Master Servicer") and Wells Fargo Bank, N.A., a national banking association (the "Servicer)
and Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

36. (SASCO 2006-WF1) Reconstituted Servicing Agreement (this "Agreement"), catered into as of the1stday of
March, 2000, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and
Wells Fargo Bank, NA.. a national banking association (the "Servicer"), and acknowledged by Aurora Loan
Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National
Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

37. (SASCO 2006-WF2) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of
June, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and
Wells Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan
Services LLC, a De laware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National
Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

38. (SASCO 2006-WF3) Reconstituted Servicing Agreement (this "Agreement"), entered into as of the1stday of
September, 2006, by and between Lehman Brothers Holdings, Inc., a Delaware corporation ("LBH" or the "Seller"), and Wells Fargo Bank, NA., a national banking association (the "Servicer"), and acknowledged by Aurora Loan
Services LLC, a Delaware limited liability company ("Aurora" or "Master Servicer") and U.S. Bank National
Association, a national banking association, solely in its capacity as Trustee and Structured Asset Securities
Corporation, a De1avare special purpose corporation ("SASCO"), as Depositor

39. (BNC 2006-I) Securitization Subservicing Agreement (this "Agreement"), entered into as of the1stday of
September, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells
Forgo Bank, NA. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

40. (BNC 2006-2) Securitization Subservicing Agreement (this "Agreement") entered into as of the1stday of
October, 2006, by and amo ng Lehman Brothers Holdings Inc., a Delaware corporation (the Seller"), Wells Fargo
Bank, N.A. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

42. (SAIL 2006-BNC2) Securitization Subserviciog Agreement (this "Agreement"), entered into as of the1stday of
February, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo
Bank, NA. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

43. (SAIL 2006-BNC3) Securitization Subservicing Agreement (this "Agreement"), entered into as of the1stday of
September, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo
Bank, NA. (the "Servicer), Aurora Loan Service LLC, as "master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities
Corporation, a Delaware special purpose corporation("SASCO"), as Depositor

44. (SASCO 2006-AM1) Securitization Subservicing Agreement (this "Agreement"), entered into as of the1stday of
April, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo
Bank, NA. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

46. (SASCO 2006-EQI) Securitization Subservicing Agreement (this "Agreement"), entered into as of the 1sr day of
June, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo
Bank, NA. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

47. (SASCO 2006-NC1) Securitization Subservicing Agreement (this "Agreement"), entered into as of the1stday of
June, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo
Bank, NA. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Muster Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

48. (SARM 2006-OW1) Securitization Subservicing Agreement (this "Agreement"), entered into as of the1stday of
February, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller), \Wells Fargo
Bank. N.A. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

49. (SASCO 2006-Z) Securitization Subservicing Agreement (this "Agreement"), entered into as of the1st day of
December, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo
Bank, NA. (the "Servicer), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

41. (SAIL2006-BNCI) Securitization Subservicing Agreement (This "Agreement"), entered into as of the1stday of
February, 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo
Bank, NA. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities
Corporation, a Delaware special purpose corporation ("SASCO"), as Depositor

45. (SASCO 2006-BC6) Securitization Subservicing Agreement (this "Agreement"), entered into as of the1stday of
December. 2006, by and among Lehman Brothers Holdings Inc., a Delaware corporation (the "Seller"), Wells Fargo
Bank, NA. (the "Servicer"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and acknowledged by U.S. Bank National Association, as trustee (the "Trustee") and Structured Asset Securities
Corporation, a Delaware special purpose corporation (SASCO"), as Depositor

Wells Fargo Sarbanes Certificate